Exhibit 10.12
Amendment to Management Stockholders Agreement of SANUWAVE, Inc.
The Management Stockholders Agreement of SANUWAVE, Inc., dated as of December 19, 2005, is hereby amended effective October 24, 2006 as follows:
1. The first paragraph shall be amended to modify the definition of “Management Stockholder” to read:
“...each of the holders of Common Stock (as defined herein) designated by the Board of Directors of the Company as provided in Section 3.4(b) (each, a “Management Stockholder”).”
2. The definition of “Shares” contained in Section 1.1 shall be amended to add the following language to the end thereof:
“, to the extent that such shares are designated by the Board of Directors of the Company as being covered by this Agreement.”
3. The term “Stockholders” as used in Section 3.2 shall be changed to read “stockholders”.
4. The address for the Company as set forth in Section 3.5 shall be changed to reflect the Company’s new address and contact information: SANUWAVE, Inc., 11680 Great Oaks Way, Suite 350, Alpharetta, GA 30022, Attention: Chris Cashman, Telecopy: (866) 641-1293.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

SANUWAVE, Inc.

By:		By:

	Christopher M. Cashman,		Christopher M. Cashman,
	President and Chief Executive Officer		Management Stockholder

PRIDES CAPITAL FUND I, L.P.

By:	Prides Capital Partners, LLC,	By:

	its general partner		Barry J. Jenkins, Management Stockholder By:

By:

Christian Puscasiu, Managing Member